Exhibit 99.1

NEWS RELEASE
Compass Bancshares, Inc. P.O. Box 10566 Birmingham, Alabama 35296

For Immediate Release
October 15, 2004
For Further Information:	Ed Bilek, Investor Relations Web Site: www.compassweb.com	205/297-3331

COMPASS BANCSHARES REPORTS RECORD THIRD QUARTER EPS OF $0.75

     • Quarterly earnings reach all-time high of $93.6 million

     • Solid loan growth continues; managed loans up 10% from year ago
     • Transaction accounts up 7%, led by a 15% increase in noninterest bearing deposits
     • Credit quality metrics show continued improvement; NPA ratio declines to 0.40%
     • Net charge-offs decline for third consecutive quarter; NCO ratio decreases to 0.44%

     Compass Bancshares, Inc. (Nasdaq: CBSS) today reported record earnings per share of $0.75 for the third quarter of 2004, a 10 percent increase from $0.68 in the prior year. For the same time period, earnings increased eight percent to $93.6 million compared to $86.6 million earned during the third quarter of 2003. Return on average assets and return on average shareholders’ equity for the third quarter of 2004 were 1.34 percent and 19.06 percent, respectively.

     Earnings per share for the first nine months of 2004 increased nine percent to $2.17 from $2.00 in the first nine months of 2003. For the first nine months of 2004, earnings increased to $271.6 million compared to $255.7 million for the same period last year. Return on average assets and return on average shareholders’ equity for the first nine months of 2004 were 1.32 percent and 18.82 percent, respectively.

     D. Paul Jones, Jr., Compass chairman and chief executive officer, stated, “We are pleased to report continued profitable growth and encouraged by Compass’ overall performance in the first nine months of 2004. The economic environment continues to provide challenges as the financial services industry navigates a period of rising interest rates. We believe Compass’ diversified business mix, low-cost deposit funding base, focus on credit quality and, most importantly, sales and service culture, position us well to manage during this period. These strengths, combined with the geographical diversity of our franchise and our ability to capitalize on our market share upside, give us reason to expect that this will be our 17th consecutive year of record earnings.”

-more-

Compass record earnings

     Jones added, “Compass’ outstanding financial performance was driven by solid growth from our fee-based businesses as noninterest income increased 10 percent from the prior year. Our focus on growth and diversification of fee-based businesses also continued with the purchase of Birmingham-based Sevier Insurance Agency, our eighth insurance agency acquisition since 2000. At the same time, noninterest expense growth was also well contained, increasing only two percent from third quarter 2003 levels.”

     “In addition, Compass continued to generate earning asset growth with managed loans increasing 10 percent over prior year levels. Our focus on growing low-cost deposits met with continued success as evidenced by the almost 107,000 net new personal checking accounts we added during the first nine months of 2004. As a result, transaction accounts increased by seven percent, driven by a 15 percent increase in noninterest bearing deposits. Noninterest bearing deposits now represent more than 32 percent of total deposits and transaction accounts represent almost 78 percent of total deposits,” Jones stated.

     “Our ability to generate growth in earning assets, particularly high-quality loans, and low-cost deposits enabled us to offset the effects of the continued low level of interest rates as net interest income was unchanged from second quarter 2004 levels. Additionally, during the quarter we elected to modestly reposition our balance sheet as we prepaid $900 million of FHLB advances at a cost of $25 million and sold $500 million of investment securities available for sale at a gain of $25 million. While the net cost of this transaction on the quarter was neutral, we believe it better positions our balance sheet.”

     “Equally important, loan growth did not come at the expense of maintaining sound credit quality standards as both net charge-offs and nonperforming assets declined for the second consecutive quarter. Net charge-offs as a percentage of average loans decreased to 0.44 percent compared to 0.58 percent in the third quarter of 2003. Nonperforming assets as a percentage of loans and other real estate decreased to 0.40 percent compared with 0.55 percent in the third quarter of 2003. At the same time, in response to the strong loan growth we experienced, loan loss provision expense exceeded net charge-offs by $5.5 million during the quarter and our allowance for loan losses as a percentage of loans ended the quarter at 1.39 percent,” Jones said.

     Compass operates 376 full-service banking centers including 137 in Texas, 89 in Alabama, 71 in Arizona, 41 in Florida, 28 in Colorado, and 10 in New Mexico. Compass will host a live conference call and webcast at 2:00 p.m. Central Daylight Time today. Additional material information, including forward-looking information such as considerations regarding future results, may be discussed during the presentation. To participate by telephone dial 1-888-543-2107, passcode Compass, or by webcast at www.compassweb.com. A copy of the presentation will be made available on our web site prior to the call. A replay of the conference call and webcast will be made available until midnight on October 22, 2004. To access a replay of the conference call dial 1-800-642-1687, conference ID 1340162.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995

     In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Compass Bancshares, Inc. notes that any statements in this press release, and elsewhere, that are not historical facts are “forward-looking statements” that involve risks and uncertainties that may cause the Company’s actual results of operations to differ materially from expected results. For a discussion of such risks and uncertainties, see the Company’s Annual Report on Form 10-K for the most recently ended fiscal year as well as its other filings with the U.S. Securities and Exchange Commission.

COMPASS BANCSHARES, INC.
(Unaudited)
(In thousands except per share data)

	Three Months			Nine Months
	Ended September 30%			Ended September 30%
	2004	2003	Change	2004	2003	Change
EARNINGS SUMMARY
Net interest income	$226,531	$230,258	(2)	$676,131	$680,832	(1)
Noninterest income[a]	147,185	134,009	10	436,908	386,961	13

Total revenue[a]	373,716	364,267	3	1,113,039	1,067,793	4
Investment securities gains, net	25,129	3	NM	27,336	3	NM
Gain on sale of branches	—	—	—	—	2,128	(100)
Provision for loan losses	25,617	30,354	(16)	78,140	88,042	(11)
Loss on prepayment of FHLB advances	25,136	—	—	25,136	—	—
Noninterest expense[b]	207,365	202,680	2	628,693	594,310	6

Pretax income	140,727	131,236	7	408,406	387,572	5
Income tax expense	47,125	44,679	5	136,812	131,882	4

Net income	$93,602	$86,557	8	$271,594	$255,690	6

Diluted earnings per share	$0.75	$0.68	10	$2.17	$2.00	9
Diluted weighted average shares outstanding	125,557	127,566	(2)	125,218	127,986	(2)

SELECTED RATIOS
Average common equity to average assets	7.04%	7.63%		7.01%	7.96%
Average loans to average total deposits	109.61	111.91		109.71	111.67
Return on average assets	1.34	1.34		1.32	1.39
Return on average equity	19.06	17.58		18.82	17.40
Efficiency ratio [c]	55.29	55.41		56.28	55.39
Return on average tangible equity[d]	23.39	21.66		23.17	21.34
Book value per common share	$16.17	$15.41		$16.17	$15.41
Allowance for loan losses as a % of total loans	1.39%	1.41%		1.39%	1.41%
Allowance for loan losses as a % of nonperforming loans	527.94	354.06		527.94	354.06

	Average for Three Months			Average for Nine Months			Ending Balance
	Ended September 30%			Ended September 30%			September 30%
	2004	2003	Change	2004	2003	Change	2004	2003	Change
BALANCE SHEET HIGHLIGHTS
Total loans	$18,073,689	$16,657,499	9	$17,763,080	$16,611,158	7	$18,419,986	$17,027,525	8
Total loans — managed	19,836,009	17,996,946	10	19,470,015	17,760,032	10	20,125,545	18,260,859	10
Total investment securities[e]	7,404,438	6,795,956	9	7,501,556	5,948,819	26	7,163,568	6,862,140	4
Earning assets[e]	25,557,240	23,495,203	9	25,330,605	22,600,496	12	25,639,403	23,933,185	7
Total assets	27,726,046	25,601,271	8	27,490,796	24,678,421	11	27,781,158	26,196,644	6
Noninterest bearing demand deposits	5,087,728	4,366,071	17	4,861,393	4,078,471	19	5,319,272	4,610,702	15
Interest bearing transaction accounts	7,623,261	7,448,566	2	7,687,399	7,441,954	3	7,501,115	7,422,041	1
Total transaction accounts	12,710,989	11,814,637	8	12,548,792	11,520,425	9	12,820,387	12,032,743	7
Total deposits[e]	16,489,459	14,884,420	11	16,190,226	14,874,566	9	16,492,147	15,115,345	9
Shareholders’ equity	1,953,286	1,953,346	—	1,927,947	1,964,142	(2)	1,985,738	1,913,340	4
Period-end Shares outstanding							122,774	124,195	(1)

[a]	Excludes gains on sales of investment securities and branches.
[b]	Excludes loss on prepayment of FHLB advances
[c]	Ratio is calculated by dividing noninterest expense less merger and integration expense and loss on prepayment of FHLB advances by taxable equivalent net interest income plus noninterest income less gains on sales of investment securities and branches.
[d]	Excludes amortization of intangibles, net of tax, and intangible assets.
[e]	Includes adjustment for market valuation.

3 of 8

COMPASS BANCSHARES, INC.
(Unaudited)
(In thousands except per share data)

	Three Months Ended
	2004			2003
	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
EARNINGS SUMMARY
Net interest income	$226,531	$226,739	$222,861	$228,698	$230,258
Noninterest income[a]	147,185	150,019	139,704	137,138	134,009

Total revenue[a]	373,716	376,758	362,565	365,836	364,267
Investment securities gains (losses), net	25,129	—	2,207	(46)	3
Provision for loan losses	25,617	28,178	24,345	31,639	30,354
Loss on prepayment of FHLB advances	25,136	—	—	—	—
Noninterest expense[b]	207,365	211,181	210,147	203,573	202,680

Pretax income	140,727	137,399	130,280	130,578	131,236
Income tax expense	47,125	45,654	44,033	44,400	44,679

Net income	$93,602	$91,745	$86,247	$86,178	$86,557

Diluted earnings per share	$0.75	$0.73	$0.69	$0.69	$0.68
Diluted weighted average shares outstanding	125,557	124,947	125,146	125,074	127,566

SELECTED RATIOS
Average common equity to average assets	7.04%	6.93%	7.07%	7.01%	7.63%
Average loans to average total deposits	109.61	107.46	112.19	112.96	111.91
Return on average assets	1.34	1.33	1.29	1.29	1.34
Return on average equity	19.06	19.17	18.20	18.40	17.58
Efficiency ratio[c]	55.29	55.84	57.75	55.35	55.41
Return on average tangible equity[d]	23.39	23.63	22.47	22.89	21.66
Book value per common share	$16.17	$15.63	$15.77	$15.33	$15.41

	Sep 30, 2004	Jun 30 2004	Annualized % Change
ENDING BALANCE SHEET
Total loans	$18,419,986	$17,762,727	15
Total loans — managed	20,125,545	19,585,750	11
Total investment securities[e]	7,163,568	7,857,004	(35)
Earning assets[e]	25,639,403	25,689,247	(1)
Total assets	27,781,158	27,901,092	(2)
Noninterest bearing demand deposits	5,319,272	5,096,601	17
Interest bearing transaction accounts	7,501,115	7,706,871	(11)
Total transaction accounts	12,820,387	12,803,472	1
Total deposits[e]	16,492,147	16,284,821	5
Shareholders’ equity	1,985,738	1,915,802	15

	Sep 30, 2004	Jun 30 2004	Annualized % Change
QUARTER AVERAGE BALANCE SHEET
Total loans	$18,073,689	$17,628,044	10
Total loans — managed	19,836,009	19,513,378	7
Total investment securities[e]	7,404,438	7,940,465	(27)
Earning assets[e]	25,557,240	25,631,460	(1)
Total assets	27,726,046	27,785,546	(1)
Noninterest bearing demand deposits	5,087,728	4,906,400	15
Interest bearing transaction accounts	7,623,261	7,728,631	(5)
Total transaction accounts	12,710,989	12,635,031	2
Total deposits[e]	16,489,459	16,403,775	2
Shareholders’ equity	1,953,286	1,924,432	6

[a]	Excludes gain on sale of investment securities.
[b]	Excludes loss on prepayment of FHLB advances
[c]	Ratio is calculated by dividing noninterest expense less merger and integration expense and loss on prepayment of FHLB advances by taxable equivalent net interest income plus noninterest income less gain on sales of investment securities.
[d]	Excludes amortization of intangibles, net of tax, and intangible assets.
[e]	Includes adjustment for market valuation.

4 of 8

COMPASS BANCSHARES, INC.
(Unaudited)
(In thousands)

	2004			2003

	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30

NONPERFORMING ASSETS
Nonaccrual loans	$47,774	$62,536	$79,052	$65,870	$67,597
Renegotiated loans	724	41	64	218	179
Other real estate, net	25,778	27,070	30,782	29,014	25,835

Total nonperforming assets	$74,276	$89,647	$109,898	$95,102	$93,611

Loans ninety days or more past due	$15,595	$14,343	$18,663	$26,159	$22,825
Other repossessed assets	1,559	1,520	1,472	427	247

Total nonperforming assets as a % of loans and ORE	0.40%	0.50%	0.63%	0.55%	0.55%

	Three Months Ended

	2004			2003

	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30

ALLOWANCE FOR LOAN LOSSES
Balance at beginning of period	$250,573	$244,655	$244,882	$239,971	$234,158
Net charge-offs (NCO)	20,152	22,260	23,981	26,308	24,541
Allowance for loans securitized	—	—	(591)	(420)	—
Provision for loan losses	25,617	28,178	24,345	31,639	30,354

Balance at end of period	$256,038	$250,573	$244,655	$244,882	$239,971

Allowance for loan losses as a % of total loans	1.39%	1.41%	1.41%	1.41%	1.41%

Allowance for loan losses as a % of nonperforming loans	527.94	400.42	309.24	370.54	354.06

Allowance for loan losses as a % of nonperforming assets	344.71	279.51	222.62	257.49	256.35

Annualized as a % of average loans:
NCO — QTD	0.44	0.51	0.55	0.60	0.58
NCO — YTD	0.50	0.53	0.55	0.62	0.63

5 of 8

COMPASS BANCSHARES, INC.
(Unaudited)
(In thousands)

	Three Months Ended September 30
	2004			2003
YIELD/RATE ANALYSIS	Average	Income/	Yield/	Average	Income/	Yield/
(Taxable Equivalent Basis)	Balance	Expense	Rate	Balance	Expense	Rate
Assets
Earning assets:
Loans	$18,073,689	$238,605	5.25%	$16,657,499	$236,649	5.64%
Investment securities held to maturity	3,021,139	35,334	4.65	2,014,629	25,860	5.09
Investment securities available for sale [a]	4,390,268	42,949	3.89	4,700,006	55,025	4.64
Other earning assets	79,113	403	2.03	41,748	240	2.28

Total earning assets [a]	25,564,209	317,291	4.94	23,413,882	317,774	5.38
Allowance for loan losses	(252,860)			(235,274)
Unrealized gain (loss) on securities available for sale	(6,969)			81,321
Other assets	2,421,666			2,341,342

	$27,726,046			$25,601,271

Liabilities and Shareholders’ Equity
Interest bearing liabilities:
Interest bearing transaction accounts	$7,623,261	11,741	0.61	$7,448,566	11,973	0.64
Time deposits	1,966,445	15,657	3.17	1,817,503	15,665	3.42
Certificates of deposit of $100,000 or more [a]	1,816,250	10,463	2.29	1,251,293	8,076	2.56
Federal funds purchased and securities sold under agreement to repurchase	4,328,872	15,438	1.42	3,487,814	8,468	0.96
Other short-term borrowings	129,356	395	1.21	110,790	247	0.88
FHLB and other borrowings [a]	4,511,451	36,184	3.19	4,764,528	42,179	3.51

Total interest bearing liabilities [a]	20,375,635	89,878	1.75	18,880,494	86,608	1.82

Net interest spread		227,413	3.19%		231,166	3.56%

Noninterest bearing demand deposits	5,087,728			4,366,071
Other liabilities	309,397			401,360
Shareholders’ equity	1,953,286			1,953,346

	$27,726,046			$25,601,271

Net yield on earning assets			3.54%			3.92%

Taxable equivalent adjustment:
Loans		213			124
Investment securities held to maturity		625			568
Investment securities available for sale		35			209
Other earning assets		9			7

Total taxable equivalent adjustment		882			908

Net interest income		$226,531			$230,258

[a] Excludes adjustment for market valuation.

6 of 8

COMPASS BANCSHARES, INC.
(Unaudited)
(In thousands)

	Nine Months Ended September 30
	2004			2003
YIELD/RATE ANALYSIS	Average	Income/	Yield/	Average	Income/	Yield/
(Taxable Equivalent Basis)	Balance	Expense	Rate	Balance	Expense	Rate
Assets
Earning assets:
Loans	$17,763,080	$694,070	5.22%	$16,611,158	$744,057	5.99%
Investment securities held to maturity	3,043,246	109,742	4.82	931,277	36,317	5.21
Investment securities available for sale [a]	4,424,810	137,944	4.16	4,890,149	182,517	4.99
Other earning assets	65,969	995	2.01	40,519	717	2.37

Total earning assets [a]	25,297,105	942,751	4.98	22,473,103	963,608	5.73
Allowance for loan losses	(249,226)			(235,024)
Unrealized gain on securities available for sale	33,500			127,393
Other assets	2,409,417			2,312,949

	$27,490,796			$24,678,421

Liabilities and Shareholders’ Equity
Interest bearing liabilities:
Interest bearing transaction accounts	$7,687,399	35,571	0.62	$7,441,954	47,569	0.85
Time deposits	1,950,216	46,091	3.16	1,940,729	52,623	3.63
Certificates of deposit of $100,000 or more [a]	1,693,654	28,159	2.22	1,409,371	27,690	2.63
Federal funds purchased and securities sold under agreement to repurchase	4,184,785	35,458	1.13	2,537,527	20,241	1.07
Other short-term borrowings	114,983	788	0.92	113,875	758	0.89
FHLB and other borrowings [a]	4,756,827	117,898	3.31	4,766,004	131,073	3.68

Total interest bearing liabilities [a]	20,387,864	263,965	1.73	18,209,460	279,954	2.06

Net interest spread		678,786	3.25%		683,654	3.67%

Noninterest bearing demand deposits	4,861,393			4,078,471
Other liabilities	313,592			426,348
Shareholders’ equity	1,927,947			1,964,142

	$27,490,796			$24,678,421

Net yield on earning assets			3.58%			4.07%

Taxable equivalent adjustment:
Loans		540			389
Investment securities held to maturity		1,962			1,185
Investment securities available for sale		124			1,229
Other earning assets		29			19

Total taxable equivalent adjustment		2,655			2,822

Net interest income		$676,131			$680,832

[a] Excludes adjustment for market valuation.

7 of 8

COMPASS BANCSHARES, INC.
(Unaudited)
(In thousands)

	Nine Months			Three Months Ended
	Ended September 30%			2004			2003
	2004	2003	Change	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
NONINTEREST INCOME

Service charges on deposit accounts	$210,723	$175,418	20	$73,401	$72,994	$64,328	$66,001	$63,907
Credit card service charges and fees	55,139	44,895	23	19,554	19,016	16,569	15,172	15,165
Insurance commissions	39,180	32,456	21	11,787	12,806	14,587	11,568	11,601
Retail investment sales	24,151	21,220	14	8,501	8,092	7,558	6,220	6,736
Asset management fees	16,898	16,273	4	5,479	5,684	5,735	5,721	5,475
Corporate and correspondent investment sales	15,220	23,220	(34)	4,347	4,910	5,963	5,737	7,740
Bank owned life insurance	12,427	12,984	(4)	4,224	4,031	4,172	3,944	4,066
Other income	63,170	60,495	4	19,892	22,486	20,792	22,775	19,319

	436,908	386,961	13	147,185	150,019	139,704	137,138	134,009
Investment securities gains (losses), net	27,336	3	NM	25,129	—	2,207	(46)	3
Gain on sale of branches	—	2,128	(100)	—	—	—	—	—

Total noninterest income	$464,244	$389,092	19	$172,314	$150,019	$141,911	$137,092	$134,012

NONINTEREST EXPENSE

Salaries and benefits	$340,528	$323,257	5	$111,061	$111,330	$118,137	$106,229	$108,580
Equipment expense	56,602	53,977	5	19,301	18,948	18,353	18,325	17,778
Net occupancy expense	49,623	45,676	9	16,377	16,768	16,478	15,931	15,857
Professional services	40,154	41,260	(3)	13,407	13,605	13,142	15,258	14,260
Marketing expense	28,885	24,169	20	9,749	10,467	8,669	7,777	8,019
Communications expense	16,607	20,387	(19)	5,246	5,838	5,523	4,161	8,085
Amortization of intangibles	4,871	5,467	(11)	1,621	1,624	1,626	1,835	1,841
Merger and integration expense	778	1,264	(38)	233	300	245	589	343
Other expense	90,645	78,853	15	30,370	32,301	27,974	33,468	27,917

	628,693	594,310	6	207,365	211,181	210,147	203,573	202,680
Loss on prepayment of FHLB advances	25,136	—	—	25,136	—	—	—	—

Total noninterest expense	$653,829	$594,310	10	$232,501	$211,181	$210,147	$203,573	$202,680

8 of 8